SEGALL BRYANT & HAMILL PLUS BOND FUND Retail Class: WTIBX; Institutional Class: WIIBX

Summary Prospectus	May 1, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at https://www.sbhfunds.com/literature/. You can also get this information at no cost by calling (800) 392-2673, or by contacting your financial intermediary. You may get this information at no cost by sending an email request to Fulfillment@ultimusfundsolutions.com. The Fund’s prospectus and statement of additional information, each dated May 1, 2021, along with the Fund’s most recent annual report dated December 31, 2020, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

Investment Objective

The Segall Bryant & Hamill Plus Bond Fund (the “Fund”) seeks to achieve long-term total rate of return consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class		Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)		$12.00		—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.35%		0.35%
Distribution (12b-1) Fees		None		None
Other Expenses		0.33%		0.16%
Shareholder service fee(1)	0.24%		0.07%
All other expenses	0.09%		0.09%
Total Annual Fund Operating Expenses		0.68%		0.51%
Fee Waivers and/or Expense Reimbursements		(0.13)%(2)		(0.11)%(2)
Total Annual Fund Operations Expenses
After Fee Waivers and/or Expense Reimbursements		0.55%(2)		0.40%(2)

(1)	The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. Refer to the “Shareholder Service Fee” section on page 102 of the prospectus.

(2)	The Adviser has contractually agreed until at least April 30, 2022, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, brokerage expenses, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.55% and 0.40% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

SEGALL BRYANT & HAMILL PLUS BOND FUND

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$56	$204	$366	$834
Institutional Class	$41	$152	$274	$630

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies of the Fund

●	The Fund invests 65% or more of its assets in investment-grade debt securities–those rated in the top four rating categories by at least one nationally recognized rating agency, such as Moody’s or Standard & Poor’s (a “Rating Agency”). The dollar-weighted average quality is expected to be “Baa” or better. A “Baa” rating typically is the lowest of the four investment-grade categories. The Fund may invest up to thirty-five percent (35%) of its assets in below investment-grade securities, (also known as “junk” bonds), which are securities rated below investment-grade by a Rating Agency or are unrated and determined to be of comparable quality by the Adviser and may include bonds that are already in default.

●	Under normal circumstances, the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in bonds of varying maturities. Bonds for purposes of this limitation include corporate bonds, convertible bonds, government and agency securities, mortgage-backed securities, asset-backed securities, and zero coupon bonds.

●	The Fund may invest up to twenty percent (20%) in equity securities, generally in preferred stocks, but common stocks are allowed.

●	Although the Fund normally focuses on U.S. dollar-denominated securities, the Fund may invest up to twenty-five percent (25%) in non-U.S. dollar-denominated securities.

●	The Fund may also invest in interest rate futures to vary the Fund’s average-weighted effective maturity based on the portfolio management team’s forecast of interest rates.

●	The portfolio management team implements an investment strategy that is based on the belief that consistently strong risk-adjusted returns are best achieved through an emphasis on securities with higher income streams (typically non-Treasury sectors). The team seeks to deliver alpha, or risk-adjusted excess return, relative to the Fund’s benchmark, primarily through security and sector selection. However, the team opportunistically uses top-down strategies, such as increasing or decreasing exposure to interest rate changes, when market conditions are compelling.

●	Credit analysis is at the core of the investment process, as the team believes valuation anomalies between sectors and securities are most effectively captured through proprietary fundamental research and a long-term investment orientation. The process also leverages the resources of the Adviser’s equity research teams, providing diverse perspectives and added knowledge about the securities the team analyzes.

●	The Fund expects to maintain an effective duration of between 4 and 7 years and an effective maturity of between 7 and 12 years, under normal circumstances.

●	Using a collaborative approach grounded in proprietary research, the team constructs a diversified portfolio by issuer to seek to minimize issuer-specific credit risk.

●	The team also utilizes an “integrated” approach to a company’s environmental, social, and corporate governance (ESG) practices. Specifically, the team evaluates the materiality of ESG exposures for companies in the strategy universe, benchmarks exposures against industry peers, reviews ESG performance over time, and lastly integrates exposures into the team’s valuation process.

●	Securities may be sold when conditions have changed and the security’s prospects are no longer attractive, the security has achieved the team’s valuation target or better relative investment opportunities have been identified.

SEGALL BRYANT & HAMILL PLUS BOND FUND

Principal Risks of Investing in the Fund

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Fixed Income Securities Risk: Fixed income securities markets may, in response to governmental intervention, economic or market developments (including potentially a reduction in the number of broker-dealers willing to engage in market-making activity), or other factors, experience periods of increased volatility and reduced liquidity. Additionally, there is a possibility that the Fund’s income may decline due to a decrease in interest rates.

●	Market Risk: As with any fund, the value of your investment will fluctuate over time in response to overall movements in the market. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, country, group of countries, region, market industry, group of industries, sector or asset class. Local, regional, or global events such as war, acts of terrorism, the spread of infections, illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

●	Portfolio Management Risk: The Fund is subject to the risk that particular types of securities held will underperform other securities and/or may decline in value.

●	Credit Risk: An issuer may be unable to make principal and interest payments when due or that the price of the security changes due to a downgrade in the credit quality of the issuer. In such cases, the value of the Fund’s portfolio could fall.

●	Interest Rate Risk: A principal risk of investing in the Fund is that the value of a fixed income portfolio will generally decrease when interest rates rise, which means the Fund’s net asset value (“NAV”) will likewise decrease. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a two-year duration would be expected to drop by approximately 2% in response to a 1% increase in interest rates.

●	Prepayment Risk: A general decline in interest rates may result in prepayments of certain obligations the Fund will acquire. These prepayments may require the Fund to reinvest at a lower rate of return. They may also reduce the Fund’s share price because the value of those securities may depreciate or may not appreciate as rapidly as debt securities, which cannot be prepaid.

●	Extension Risk: The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund (such as a mortgage or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

●	Below-Investment Grade Securities Risk: High-yield fixed income securities, sometimes referred to as “junk” bonds, are considered speculative. While generally providing greater income than investments in higher-quality securities, these lower quality securities involve greater risk to principal and income than higher-quality securities, including the possibility of default or bankruptcy of the issuers of the security. Like other fixed income securities, the value of high-yield securities will also fluctuate as interest rates rise.

●	Liquidity Risk: The Fund is subject to additional risks in that it may invest in high-yield/high-risk bonds (commonly referred to as “junk” bonds). These are bonds rated below investment grade by a Rating Agency or are unrated and determined to be of comparable quality by the Adviser and may include bonds that are already in default. Lower quality bonds may be more difficult or impossible to sell at the time and price that the Fund would like, making the Fund subject to greater levels of liquidity risk than other bond funds that do not invest in such securities. This could in turn negatively impact the value of the Fund’s portfolio.

●	Derivatives Risk. The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. In addition to the risks associated with specific types of derivatives, derivatives may be subject to the following risks: (i) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (ii) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (iii) Pricing or Valuation risk: the risk that a derivative may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; (iv) Correlation Risk: the risk that the fluctuations in value of a derivative will not correlate perfectly with that of the underlying asset, index or rate; and (v) Market Risk: gains and losses on investments in options and futures depend on the ability of the Adviser to correctly predict the direction of security prices, interest rates, and other economic factors.

●	Interest Rate Futures Risk: The Fund’s use of interest rate futures from time to time may result in risks different from, or possibly greater than, the risks associated with investing directly in traditional investments. Interest rate futures are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk and portfolio management risk. Interest rate futures also involve the risk that changes in the value of the instrument may not correlate exactly with the underlying assets.

SEGALL BRYANT & HAMILL PLUS BOND FUND

Bar Chart and Performance Tables

The following bar chart and table provide an indication of the risk of investing in the Fund by showing changes in the Fund’s Retail Class performance from year to year, and by showing how the Fund’s average annual returns for one, five, and ten years for both the Retail Class and the Institutional Class compared with those of an unmanaged index of securities. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on www.sbhfunds.com or call toll-free (800) 392-2673.

Retail Class - Calendar Year Total Returns as of December 31 (%)

Highest Quarterly Return: 6/30/2020 5.21%	Lowest Quarterly Return: 12/31/2016 (2.82)%

The returns above are for the Retail Class of the Fund. The Institutional Class would have substantially similar annual returns to the Retail Class because the classes are invested in the same portfolio securities. The Institutional Class’ returns will be higher over the long-term when compared to the Retail Class’ returns to the extent that the Retail Class has higher expenses.

Average Annual Total Returns (for the Periods Ended December 31, 2020)

After-tax returns for the Retail Class are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for the Retail Class, after-tax returns for the Institutional Class will be different. After -tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Segall Bryant & Hamill Plus Bond Fund	1 Year	5 Years	10 Years
Retail Class
Return Before Taxes	8.49%	5.08%	4.30%
Return After Taxes on Distributions	6.91%	3.55%	2.79%
Return After Taxes on Distributions and Sale of Fund Shares	5.16%	3.25%	2.68%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	8.65%	5.23%	4.46%
Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses or taxes)	7.51%	4.44%	3.84%

SEGALL BRYANT & HAMILL PLUS BOND FUND

Management

Investment Adviser

Segall Bryant & Hamill, LLC

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Troy A. Johnson, CFA
Director of Fixed Income Research – Segall Bryant & Hamill, LLC
Portfolio Manager of the Fund	April 30, 2014

Kenneth A. Harris, CFA
Senior Portfolio Manager – Segall Bryant & Hamill, LLC
Portfolio Manager of the Fund	May 10, 2016

Darren G. Hewitson, CFA
Senior Portfolio Manager – Segall Bryant & Hamill, LLC
Portfolio Manager of the Fund	March 31, 2018

Gregory M. Shea, CFA
Senior Portfolio Manager – Segall Bryant & Hamill, LLC
Portfolio Manager of the Fund	March 31, 2018

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.sbhfunds.com, by telephone at (800) 392 -2673, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly, or annually). You may redeem shares of the Fund on any business day by regular mail at Segall Bryant & Hamill Funds, P.O. Box 46707, Cincinnati, Ohio 45246-0707.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Subsequent withdrawals from such a tax-advantaged investment plan will be subject to special tax rules.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.